Exhibit 99.2

                       LETTER OF TRANSMITTAL AND CONSENT
                                       OF
                              RFS PARTNERSHIP, L.P.
                                       AND
                            RFS 2002 FINANCING, INC.

      PURSUANT TO THE OFFER TO PURCHASE AND CONSENT SOLICITATION STATEMENT
                              DATED MARCH 31, 2004

                       FOR ANY AND ALL OF ITS OUTSTANDING
                           9 3/4% SENIOR NOTES DUE 2012
                              (CUSIP NO. 74956MAB6)

THE TENDER OFFER AND THE CONSENT SOLICITATION WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON TUESDAY, APRIL 27, 2004, UNLESS EXTENDED BY THE COMPANY IN ITS SOLE DISCRETION (SUCH TIME AND DATE, AS MAY BE EXTENDED, THE "EXPIRATION DATE"). IN ADDITION, HOLDERS (AS DEFINED HEREIN) MUST VALIDLY TENDER AND NOT VALIDLY WITHDRAW THEIR NOTES ON OR PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON TUESDAY, APRIL 13, 2004, UNLESS EXTENDED BY THE COMPANY IN ITS SOLE DISCRETION (SUCH TIME AND DATE, AS MAY BE EXTENDED, THE "EARLY PARTICIPATION PAYMENT DATE"), TO BE ELIGIBLE TO RECEIVE AN ADDITIONAL PAYMENT OF $30.00 PER $1,000 PRINCIPAL AMOUNT OF NOTES ACCEPTED FOR PAYMENT IN THE TENDER OFFER (THE "EARLY PARTICIPATION PAYMENT").

      THE DEPOSITARY FOR THE TENDER OFFER AND THE CONSENT SOLICITATION IS:

                     GLOBAL BONDHOLDER SERVICES CORPORATION

     (For Eligible Institutions Only):         By Facsimile, By Mail, Hand or
             (212) 430-3775                          Overnight Courier:
                                                  65 Broadway - Suite 704
          Confirm by Telephone:                     New York, NY 10006
             (212) 430-3774

         DELIVERY OF THIS LETTER OF TRANSMITTAL AND CONSENT TO AN ADDRESS, OR TRANSMISSION VIA FACSIMILE, OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

         The instructions contained herein should be read carefully before this Letter of Transmittal and Consent is completed. All capitalized terms used herein and not defined shall have the meanings ascribed to them in the Offer to Purchase and Consent Solicitation Statement dated March 31, 2004 (as the same may be amended or supplemented from time to time, the "Offer to Purchase").

         QUESTIONS RELATING TO THE PROCEDURES FOR TENDERING NOTES (AS DEFINED BELOW) AND DELIVERING CONSENTS (AS DEFINED BELOW) TO THE PROPOSED AMENDMENTS (AS DEFINED BELOW) AND REQUESTS FOR ASSISTANCE MAY BE DIRECTED TO BANC OF AMERICA SECURITIES LLC AT THE ADDRESS AND TELEPHONE NUMBER ON THE BACK COVER OF THIS LETTER OF TRANSMITTAL AND CONSENT. REQUESTS FOR ADDITIONAL COPIES OF THE OFFER TO PURCHASE AND THIS LETTER OF TRANSMITTAL AND CONSENT MAY BE DIRECTED TO THE INFORMATION AGENT AT THE ADDRESS AND TELEPHONE NUMBERS ON THE BACK COVER OF THIS LETTER OF TRANSMITTAL AND CONSENT.

         HOLDERS WHO WISH TO BE ELIGIBLE TO RECEIVE THE TOTAL CONSIDERATION, AS SET FORTH IN THE OFFER TO PURCHASE, MUST VALIDLY TENDER AND NOT WITHDRAW THEIR NOTES AND DELIVER AND NOT REVOKE THEIR CONSENTS TO THE DEPOSITARY ON OR PRIOR TO THE EARLY PARTICIPATION PAYMENT DATE. SEE "PROCEDURES FOR TENDERING NOTES AND DELIVERING CONSENTS" IN THE OFFER TO PURCHASE. HOLDERS WHO TENDER NOTES AFTER THE EARLY PARTICIPATION PAYMENT DATE, BUT ON OR PRIOR TO THE EXPIRATION DATE WILL ONLY RECEIVE THE PURCHASE PRICE, AS SET FORTH IN THE OFFER TO PURCHASE.

          This Letter of Transmittal and Consent and the instructions hereto (the "Letter of Transmittal" and, together with the Offer to Purchase, the "Offer Documents") and the Offer to Purchase of RFS Partnership, L.P. and RFS 2002 Financing, Inc. (collectively the "Company") constitute the Company's (i) offer to purchase for cash (the "Tender Offer") any and all of its outstanding 93/4% Senior Notes due 2012 (the "Notes"), upon the terms and subject to the conditions set forth in the Offer to Purchase, and (ii) the solicitation (the "Consent Solicitation") of consents (the "Consents") to certain amendments (the "Proposed Amendments") to the Indenture, dated as of February 26, 2002, as amended by supplemental indenture dated July 10, 2003, among the Company and US Bank National Association, as Trustee (the "Trustee"), pursuant to which the Notes were issued (the "Indenture") and the execution and delivery by the Company and the Trustee of a supplemental indenture containing the Proposed Amendments (the "Supplemental Indenture"), for the consideration set forth in the Offer to Purchase.

         This Letter of Transmittal is to be used by Holders of Notes if certificates representing Notes are to be physically delivered to the Depositary herewith by such Holders.

         Holders who are tendering by book-entry transfer to the Depositary's account at The Depository Trust Company ("DTC" or the "Book-Entry Transfer Facility") must tender Notes and deliver Consents through DTC's Automated Tender Offer Program ("ATOP"), for which the Tender Offer and the Consent Solicitation will be eligible. DTC participants that are accepting the Tender Offer and the Consent Solicitation must transmit their acceptance to DTC, which will verify the acceptance and execute a book-entry delivery to the Depositary's account at DTC. DTC will then send an Agent's Message to the Depositary for its acceptance. The Agent's Message shall state that DTC has received an express acknowledgment from the DTC participant tendering Notes on behalf of the Holder that such DTC participant (i) has received and agrees to be bound by the terms and conditions of the Tender Offer and the Consent Solicitation as set forth in the Offer Documents and that the Company may enforce such agreement against such participant and (ii) consents to the Proposed Amendments and the execution and delivery of the Supplemental Indenture as described in the Offer to Purchase. Delivery of the Agent's Message by DTC will satisfy the terms of the Tender Offer and the Consent Solicitation in lieu of execution and delivery of a Letter of Transmittal by the DTC participant identified in the Agent's Message. Accordingly, this Letter of Transmittal need not be completed by a Holder tendering through ATOP.

         IN THE EVENT THAT THE TENDER OFFER AND THE CONSENT SOLICITATION ARE WITHDRAWN OR OTHERWISE NOT COMPLETED, NEITHER THE PURCHASE PRICE NOR THE EARLY PARTICIPATION PAYMENT WILL BE PAID OR BECOME PAYABLE TO HOLDERS WHO HAVE VALIDLY TENDERED THEIR NOTES AND VALIDLY DELIVERED CONSENTS, AND ANY TENDERED NOTES WILL BE RETURNED.

         HOLDERS WHO VALIDLY TENDER THEIR NOTES IN THE TENDER OFFER ARE OBLIGATED TO CONSENT TO THE PROPOSED AMENDMENTS AND THE EXECUTION AND DELIVERY OF THE SUPPLEMENTAL INDENTURE. PURSUANT TO THE TERMS OF THIS LETTER OF TRANSMITTAL, THE COMPLETION, EXECUTION AND DELIVERY THEREOF BY A HOLDER IN CONNECTION WITH THE TENDER OF NOTES WILL BE DEEMED TO CONSTITUTE THE CONSENT OF THE TENDERING HOLDER TO THE PROPOSED AMENDMENTS AND THE EXECUTION AND DELIVERY OF THE SUPPLEMENTAL INDENTURE. HOLDERS MAY NOT DELIVER CONSENTS WITHOUT TENDERING THEIR NOTES IN THE TENDER OFFER. ANY HOLDER WHO VALIDLY REVOKES A CONSENT WILL BE DEEMED TO HAVE WITHDRAWN THE NOTES TO WHICH THE CONSENT RELATES. THE TENDER OFFER AND CONSENT SOLICITATION ARE MADE UPON THE TERMS AND SUBJECT TO THE CONDITIONS SET FORTH IN THE OFFER DOCUMENTS. HOLDERS SHOULD CAREFULLY REVIEW SUCH INFORMATION.

         THE TENDER OFFER AND THE CONSENT SOLICITATION ARE NOT BEING MADE TO, NOR WILL TENDERS OF NOTES BE ACCEPTED FROM OR ON BEHALF OF, HOLDERS IN ANY JURISDICTION IN WHICH THE MAKING OR ACCEPTANCE OF THE TENDER OFFER OR CONSENT SOLICITATION WOULD NOT BE IN COMPLIANCE WITH THE LAWS OF SUCH JURISDICTION.

         The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Tender Offer and the Consent Solicitation. Your bank or broker can assist you in completing this form. The instructions included with this Letter of Transmittal must be followed. See Instruction 11 below.

         Holders who wish to consent to the Proposed Amendments and the execution and delivery of the Supplemental Indenture and tender their Notes must complete the box below entitled "Method of Delivery" and complete the box below entitled "Description of Notes Tendered" and sign in the appropriate box below. Holders who complete this Letter of Transmittal will be deemed to have consented to the Proposed Amendments and the execution and delivery of the Supplemental Indenture, and to have tendered all Notes listed in the box. Holders may not tender Notes without delivering Consents with respect to such Notes nor may Holders deliver Consents without tendering their Notes.

                               METHOD OF DELIVERY

| |      CHECK HERE IF CERTIFICATES FOR TENDERED NOTES ARE ENCLOSED HEREWITH.

| | CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY WITH DTC AND COMPLETE THE FOLLOWING:

         Name of Tendering Institution:_________________________________________
         DTC Account Number:____________________________________________________
         Transaction Code  Number:______________________________________________

         List below the Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, list the certificate numbers and principal amounts on a separately executed schedule and affix the schedule to this Letter of Transmittal. Tenders of Notes will be accepted only in principal amounts equal to $1,000 or integral multiples thereof. No alternative, conditional or contingent tenders will be accepted. This form need not be completed by Holders tendering Notes and delivering Consents by ATOP.

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        DESCRIPTION OF NOTES TENDERED AND AS TO WHICH CONSENTS ARE GIVEN
--------------------------------------------------------------------------------
NAME(S) AND ADDRESS(ES) OF HOLDER(S)                        AGGREGATE PRINCIPAL
(PLEASE FILL IN, IF BLANK)          CERTIFICATE NUMBER(S)    AMOUNT REPRESENTED
---------------------------------------------------------- ---------------------
                                  ------------------------ ---------------------
                                  ------------------------ ---------------------
                                  ------------------------ ---------------------
                                  ------------------------ ---------------------
                                  ------------------------ ---------------------
                                      TOTAL PRINCIPAL
                                      AMOUNTS OF NOTES
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         The names and addresses of the registered Holders should be printed exactly as they appear on the certificates representing notes tendered hereby.

         If you do not wish to tender your Notes and you wish to disapprove or abstain with respect to the matters described in the Offer to Purchase for which Consents are sought, you do not need to return this Letter of Transmittal or take any other action.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

          By execution hereof, the undersigned acknowledges receipt of the Offer to Purchase and Consent Solicitation Statement, dated March 31, 2004 (the "Offer to Purchase"), of RFS Partnership, L.P. and RFS 2002 Financing, Inc. (collectively the "Company"), and this Letter of Transmittal and Consent and instructions hereto (the "Letter of Transmittal" and, together with the Offer to Purchase, the "Offer Documents"), which together constitute (i) the Company's offer to purchase for cash (the "Tender Offer") any and all of its 93/4% Senior Notes due 2012 (the "Notes"), upon the terms and subject to the conditions set forth in the Offer to Purchase, and (ii) the Company's solicitation (the "Consent Solicitation") of consents (the "Consents") from registered holders of Notes ("Holders") to certain proposed amendments (the "Proposed Amendments"), as described in the Offer to Purchase, to the Indenture, dated as of February 26, 2002, as amended by supplemental indenture dated July 10, 2003, among the Company and US Bank National Association, as Trustee (the "Trustee"), pursuant to which the Notes were issued (the "Indenture") and the execution and delivery by the Company and the Trustee of a supplemental indenture containing the Proposed Amendments (the "Supplemental Indenture"), for the consideration set forth in the Offer to Purchase.

         Upon the terms and subject to the conditions of the Tender Offer and the Consent Solicitation, the undersigned hereby tenders to the Company the principal amount of Notes indicated above and consents to the Proposed Amendments to the Indenture and to the execution and delivery of the Supplemental Indenture that will give effect to the Proposed Amendments, hereby revoking any previously submitted disapproval or abstention.

         Subject to, and effective upon, the acceptance for purchase of, and payment for, the principal amount of Notes tendered with this Letter of Transmittal, the undersigned hereby irrevocably sells, assigns and transfers to, or upon the order of, the Company, all right, title and interest in and to the Notes that are being tendered hereby, waives any and all other rights with respect to the Notes, including, without limitation, any existing or past defaults, and releases and discharges the Company from any and all claims such Holder may have now, or may have in the future, arising out of, or related to, the Notes, including without limitation any claims that such Holder is entitled to receive additional principal or interest payments with respect to the Notes or to participate in any redemption or defeasance of the Notes, and delivers such Holder's Consent to the Proposed Amendments and the execution and delivery of the Supplemental Indenture. The undersigned hereby irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned, with full knowledge that the Depositary also acts as the agent of the Company, with respect to such Notes, with full power of substitution and re-substitution (such power-of-attorney being deemed to be an irrevocable power coupled with an interest) to (i) present such Notes and all evidences of transfer and authenticity to, or transfer ownership of, such Notes on the account books maintained by the Book-Entry Transfer Facility to, or upon the order of, the Company, (ii) present such Notes for transfer of ownership on the books of the Company, (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Notes and (iv) deliver to the Company and the Trustee this Letter of Transmittal as evidence of the undersigned's Consent to the Proposed Amendments and to the execution and delivery of the Supplemental Indenture and as certification that Requisite Consents duly executed by Holders have been received, all in accordance with the terms of and conditions to the Tender Offer and Consent Solicitation as described in the Offer Documents.

         The undersigned agrees and acknowledges that, by the execution and delivery hereof, the undersigned makes and provides the written Consent, with respect to the principal amount of Notes tendered hereby or represented hereby, to the Proposed Amendments to the Indenture and to the execution and delivery of the Supplemental Indenture as required by the terms of the Indenture. The undersigned understands that the Consent provided hereby shall remain in full force and effect until such Consent is revoked in accordance with the procedures set forth in the Offer to Purchase and this Letter of Transmittal. The undersigned understands that a revocation of such Consent will not be effective following the Withdrawal Deadline. The Company will cause the execution of the Supplemental Indenture to occur on the earlier of the Withdrawal Deadline or the Payment Date, provided that the Requisite Consents have been obtained on such date. "Requisite Consents" means, with respect to Proposed Amendments, duly executed and not validly revoked Consents from Holders of a majority in the aggregate principal amount of the outstanding Notes not owned by the Company or affiliates.

         The undersigned understands and acknowledges that the Tender Offer will expire at 12:00 midnight, New York City Time, on Tuesday, April 27, 2004, unless extended or earlier terminated by the Company in its sole discretion. In addition, the undersigned understands and acknowledges that both the Early Participation Payment Date and the Withdrawal Deadline will expire at 5:00 p.m., New York City Time, on Tuesday, April 13, 2004, unless extended by the Company in its sole discretion.

         The undersigned understands that Notes tendered prior to the Early Participation Payment Date may be withdrawn by written notice of withdrawal (or a properly transmitted "Request Message" through ATOP) received by the Depositary at any time prior to the Withdrawal Deadline, but not thereafter, unless the Tender Offer is terminated without any Notes being purchased thereunder and as set forth. Notes tendered after the Withdrawal Deadline may not be withdrawn. IF A HOLDER HAS VALIDLY TENDERED THE NOTES PRIOR TO THE WITHDRAWAL DEADLINE AND SUBSEQUENTLY (BUT PRIOR TO THE EARLY PARTICIPATION PAYMENT DATE) EFFECTS A VALID WITHDRAWAL OF SUCH TENDER OF NOTES (WITHOUT A CONCURRENT VALID REVOCATION OF A CONSENT), SUCH ACTION WILL RENDER THE CONSENT WITH RESPECT TO SUCH NOTES DEFECTIVE. NOTES VALIDLY TENDERED PRIOR TO THE WITHDRAWAL DEADLINE AND CONSENTS VALIDLY DELIVERED PRIOR TO THE WITHDRAWAL DEADLINE MAY NOT BE WITHDRAWN OR REVOKED AFTER THE WITHDRAWAL DEADLINE. Except as set forth above, Notes that are tendered and Consents that are delivered may not be withdrawn or revoked. In the event of a termination of the Tender Offer, Notes tendered pursuant to the terminated Tender Offer will be returned to the tendering Holder promptly. If the Company makes a material change in the terms of the Tender Offer or the information concerning the Tender Offer in a manner determined by the Company in its sole discretion, to constitute a material adverse change to the Holders of Notes, the Company will disseminate additional material in respect of the Tender Offer and will extend the Tender Offer, in each case to the extent required by law.

         The undersigned understands that in order to be valid, a notice of revocation of Consent must contain the name of the person who delivered the Consent and the description of the Notes to which it relates, the certificate number or numbers of such Notes (unless such Notes were tendered by book-entry transfer), and the aggregate principal amount represented by such Notes, be signed by the Holder thereof in the same manner as the original signature on this Letter of Transmittal (including any required signature guarantee(s)) or be accompanied by evidence satisfactory to the Company and the Depositary that the person revoking the Consent has the legal authority to revoke such Consent on behalf of the Holder and be received on or prior to the Withdrawal Deadline by the Depositary, at one of its addresses set forth in the first page of this Letter of Transmittal (or, in the case of Notes tendered by book-entry transfer, through ATOP). A purported notice of revocation that lacks any of the required information or is dispatched to an improper address will not validly revoke a Consent previously given.

         A HOLDER MAY NOT VALIDLY REVOKE A CONSENT UNLESS SUCH HOLDER VALIDLY WITHDRAWS SUCH HOLDER'S PREVIOUSLY TENDERED NOTES, AND THE VALID WITHDRAWAL OF A HOLDER'S NOTES WILL CONSTITUTE THE CONCURRENT VALID REVOCATION OF SUCH HOLDER'S CONSENT. AS A RESULT, A HOLDER WHO VALIDLY WITHDRAWS PREVIOUSLY TENDERED NOTES WILL NOT RECEIVE THE PURCHASE PRICE OR THE EARLY PARTICIPATION PAYMENT WITH RESPECT TO THOSE NOTES. ANY WITHDRAWAL OF PREVIOUSLY TENDERED NOTES OTHERWISE THAN IN ACCORDANCE WITH THE PROVISIONS DESCRIBED ABOVE WILL NOT CONSTITUTE A VALID REVOCATION OF SUCH HOLDER'S CONSENT. ANY NOTES VALIDLY TENDERED PRIOR TO THE WITHDRAWAL DEADLINE AND CONSENTS VALIDLY DELIVERED PRIOR TO THE WITHDRAWAL DEADLINE MAY NOT BE WITHDRAWN OR REVOKED AFTER THE WITHDRAWAL DEADLINE.

         The undersigned understands that tenders of Notes pursuant to any of the procedures described in the Offer to Purchase and in the instructions hereto and acceptance thereof by the Company will constitute a binding agreement between the undersigned and upon the terms and subject to the conditions of the Tender Offer and the Consent Solicitation.

         The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Notes tendered hereby and to deliver the Consent contained herein, and that when such Notes are accepted for purchase and payment by the Company, the Company will acquire good title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Notes tendered hereby, to perfect the undersigned's Consent to the Proposed Amendments and to complete the execution and delivery of the Supplemental Indenture.

         For purposes of the Tender Offer, the undersigned understands that the Company will be deemed to have accepted for purchase validly tendered Notes, or defectively tendered Notes with respect to which the Company has waived such defect, if, as and when the Company gives oral or written notice thereof to the Depositary.

         The undersigned understands that, under certain circumstances and subject to certain conditions of the Tender Offer set forth in the Offer to Purchase, each of which the Company may waive, the Company will not be required to accept for purchase any of the Notes tendered, including any Notes tendered after the Expiration Date. Any Notes not accepted for purchase will be returned promptly to the undersigned at the address set forth above, unless otherwise indicated herein under "Special Delivery Instructions" below.

         All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death or in-capacity of the undersigned and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives.

         The undersigned understands that the delivery and surrender of the Notes is not effective, and the risk of loss of the Notes does not pass to the Depositary, until receipt by the Depositary of this Letter of Transmittal, or a facsimile hereof, properly completed and duly executed, together with all accompanying evidences of authority and any other required documents in form satisfactory to the Company. All questions as to form of all documents and the validity, including time of receipt, and acceptance of tenders and withdrawals of Notes and deliveries and revocations of Consents will be determined by the Company, in its sole discretion, which determination shall be final and binding.

         Unless otherwise indicated herein under "Special Payment Instructions," the undersigned hereby requests that checks for payments of the Purchase Price and the Early Participation Payment, if any, to be made in connection with the Tender Offer be issued to the order of the undersigned. Similarly, unless otherwise indicated herein under "Special Delivery Instructions," the undersigned hereby requests that any Notes representing principal amounts not tendered or not accepted for purchase be issued to the undersigned at the addresses shown above. In the event that the "Special Payment Instructions" box or the "Special Delivery Instructions" box is, or both are, completed, the undersigned hereby requests that any Notes representing principal amounts not tendered or not accepted for purchase be issued in the name(s) of, certificates for such Notes be delivered to, and checks for payments of the Purchase Price and the Early Participation Payment, if any, be issued in the name(s) of, and be delivered to, the person(s) at the addresses so indicated, as applicable. The undersigned recognizes that the Company has no obligation pursuant to the "Special Payment Instructions" box or "Special Delivery Instructions" box to transfer any Notes from the name of the registered Holder(s) thereof if the Company does not accept for purchase any of the principal amount of such Notes so tendered.

                                PLEASE SIGN HERE

             To Be Completed By All Tendering and Consenting Holders

         THE COMPLETION, EXECUTION AND DELIVERY OF THIS LETTER OF TRANSMITTAL WILL BE DEEMED TO CONSTITUTE A CONSENT TO THE PROPOSED AMENDMENTS AND THE EXECUTION AND DELIVERY OF THE SUPPLEMENTAL INDENTURE.

         This Letter of Transmittal must be signed by the registered Holder(s) of Notes exactly as his, her, its or their name(s) appear(s) on certificate(s) for Notes or if tendered by a participant in one of the Book-Entry Transfer Facilities, exactly as such participant's name appears on a security position listing as the owner of the Notes or by person(s) authorized to become registered Holder(s) by endorsements on certificates for Notes or by bond powers transmitted with this Letter of Transmittal. Endorsements on Notes and signatures on bond powers by registered Holders not executing this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 4 below. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under "Capacity" and submit evidence satisfactory to the Company of such person's authority to so act. See Instruction 4 below.

X_______________________________________________________________________________

X_______________________________________________________________________________
           (Signature of registered Holder(s) or Authorized Signatory)

Date:
Name(s):________________________________________________________________________
                                 (Please Print)

Capacity:_______________________________________________________________________

Address:________________________________________________________________________
                              (Including Zip Code)

Area Code and Telephone Number:_________________________________________________

                       PLEASE COMPLETE FORM W-9 HEREIN AND
           SIGNATURE GUARANTEE, IF REQUIRED (SEE INSTRUCTION 4 BELOW)
        CERTAIN SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION


--------------------------------------------------------------------------------
             (Name of Eligible Institution Guaranteeing Signatures)

--------------------------------------------------------------------------------
               (Address (including zip code) and Telephone Number
                 (including area code) of Eligible Institution)

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                             (Authorized Signature)

--------------------------------------------------------------------------------
                                 (Printed Name)

--------------------------------------------------------------------------------
                                     (Title)

Dated: March 31, 2004

    SPECIAL PAYMENT INSTRUCTIONS             SPECIAL DELIVERY INSTRUCTIONS
 (SEE INSTRUCTIONS 3, 4, 5, AND 7)         (SEE INSTRUCTIONS 3, 4, 5, AND 7)

To be completed ONLY if the Total         To be completed ONLY if
Consideration or Purchase Price, as       certificates for Notes in a
the case may be, is to be issued to       principal amount not tendered or
someone other than the person or          not accepted for purchase are to be
persons whose signature(s)                sent to someone other than the
appear(s) within this Letter of           person or persons whose
Transmittal or issued to an address       signature(s) appear(s) within this
different from that shown in the          Letter of Transmittal or issued to
box entitled "Description of Notes        an address different from that
Tendered" within this Letter of           shown in the box entitled
Transmittal.                              "Description of Notes Tendered"
                                          within this Letter of Transmittal.
Pay the Total Consideration or
Purchase Price, as the case may be,       Deliver the Notes to:
to:
                                          Name:______________________________
Name:________________________________                (Please Print)
           (Please Print)
                                          Address:___________________________
Address:_____________________________

                                          ___________________________________
 ___________________________________                   (Zip Code)
             (Zip Code)
 ___________________________________      ___________________________________
    (TAXPAYER IDENTIFICATION OR               (TAXPAYER IDENTIFICATION OR
      SOCIAL SECURITY NUMBER)                   SOCIAL SECURITY NUMBER)
       (SEE FORM W-9 HEREIN)                     (SEE FORM W-9 HEREIN)

                                          Credit unpurchased Notes delivered
                                          by book-entry transfer to the
                                          Book-Entry Transfer Facility
                                          account set forth below:

                                          DTC Account Number:_______________

                                  INSTRUCTIONS

          FORMING PART OF THE TERMS AND CONDITIONS OF THE TENDER OFFER
                            AND CONSENT SOLICITATION

         1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND CERTIFICATES FOR NOTES OR BOOK-ENTRY CONFIRMATIONS; WITHDRAWAL OF TENDERS. To tender Notes in the Tender Offer and to deliver Consents in the Consent Solicitation by physical delivery of certificates for Notes, a properly completed and duly executed copy or facsimile of this Letter of Transmittal and any other documents required by this Letter of Transmittal must be received by the Depositary at its address set forth herein prior to the Early Participation Payment Date or the Expiration Date, as the case may be. Tenders of Notes in the Tender Offer will be accepted after the Early Participation Payment Date and prior to the Expiration Date in accordance with the procedures described herein and otherwise in compliance with this Letter of Transmittal. The method of delivery of this Letter of Transmittal, the Notes and all other required documents to the Depositary is at the election and risk of Holders. If such delivery is by mail, it is suggested that Holders use properly insured registered mail with return receipt requested, and that the mailing be made sufficiently in advance of the Early Participation Payment Date or the Expiration Date, as the case may be, to permit delivery to the Depositary prior to such respective date. No alternative, conditional or contingent tenders of the Notes or deliveries of Consents will be accepted. Except as otherwise provided below, the delivery will be deemed made when actually received or confirmed by the Depositary. THIS LETTER OF TRANSMITTAL AND NOTES SHOULD BE SENT ONLY TO THE DEPOSITARY, NOT TO THE COMPANY, THE TRUSTEE, THE INFORMATION AGENT, BANC OF AMERICA SECURITIES LLC (THE "DEALER MANAGER" AND "THE SOLICITATION AGENT"). DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

         All tendering Holders, by execution of this Letter of Transmittal or a facsimile hereof, waive any right to receive notice of the acceptance of their Notes for purchase or of the effectiveness of the Proposed Amendments.

         The Depositary and DTC have confirmed that the Tender Offer and the Consent Solicitation are eligible for ATOP. Accordingly, DTC participants may electronically transmit their acceptance of the Tender Offer and deliver Consents by causing DTC to transfer their Notes and indicate delivery of their Consents to the Depositary in accordance with DTC's ATOP procedures for such transfer. DTC will then send an Agent's Message to the Depositary. The Agent's Message shall state that DTC has received an express acknowledgment from the DTC participant tendering Notes on behalf of the Holder that such DTC participant
(a) has received and agrees to be bound by the terms and conditions of the Tender Offer and the Consent Solicitation as set forth in the Offer to Purchase and this Letter of Transmittal and that the Company may enforce such agreement against such participant and (b) consents to the Proposed Amendments as described in the Offer to Purchase. HOLDERS DESIRING TO TENDER NOTES ON THE EARLY PARTICIPATION PAYMENT DATE OR THE EXPIRATION DATE THROUGH ATOP SHOULD NOTE THAT SUCH HOLDERS MUST ALLOW SUFFICIENT TIME FOR COMPLETION OF THE ATOP PROCEDURES DURING THE NORMAL BUSINESS HOURS OF DTC ON SUCH RESPECTIVE DATE.

         Holders who tender their Notes in the Tender Offer are obligated to deliver Consents to the Proposed Amendments and the execution and delivery of the Supplemental Indenture. Notes validly tendered prior to the Early Participation Payment Date may be validly withdrawn at any time prior to the Early Participation Payment Date, but not thereafter, unless the Tender Offer is terminated without any Notes being purchased thereunder. Notes validly tendered after the Withdrawal Deadline may not be withdrawn. A valid withdrawal of tendered Notes on or prior to the Withdrawal Deadline shall be deemed a valid revocation of the related Consent. A Consent may be revoked at any time prior to the Early Participation Payment Date, but a valid revocation of a Consent will render a tender of Notes defective. Consents may not be revoked after the Withdrawal Deadline, but if the Tender Offer is terminated thereafter without any Notes being purchased, the Proposed Amendments will not become operative. Holders who wish to exercise their right of withdrawal with respect to the Tender Offer must give written notice of withdrawal, delivered by mail, hand delivery or manually signed facsimile transmission, or a properly transmitted "Request Message" through ATOP, which notice must be received by the Depositary at its address set forth on the cover of this Letter of Transmittal on or prior to the Withdrawal Deadline. In order to be valid, a notice of withdrawal must specify the name of the person who deposited the Notes to be withdrawn (the "Depositor"), the name in which those Notes are registered (or, if tendered by a book-entry transfer, the name of the participant in the Book-Entry Transfer Facility whose name appears on the security position listing as the owner of such Notes), if different from that of the Depositor, and the principal amount of Notes to be withdrawn. If certificates have been delivered or otherwise identified (through confirmation of book-entry transfer of such Notes) to the Depositary, the name of the Holder and the certificate number or numbers relating to such Notes withdrawn must also be furnished to the Depositary as aforesaid prior to the physical release of the certificates for the withdrawn Notes (or, in the case of Notes transferred by book-entry transfer, the name and number of the account at the Book-Entry Transfer Facility to be credited with withdrawn Notes). The notice of withdrawal (other than a notice transmitted through ATOP) must be signed by the Holder in the same manner as this Letter of Transmittal (including, in any case, any required signature guarantee(s)), or be accompanied by evidence satisfactory to the Company that the person withdrawing the tender has the legal authority to withdraw such tender on behalf of the Holder. Holders may not rescind withdrawals of tendered Notes. However, validly withdrawn Notes may be retendered by following the procedures therefor described elsewhere in the Offer to Purchase at any time prior to the Expiration Date.

         2. CONSENT TO PROPOSED AMENDMENTS; REVOCATION OF CONSENTS AND EXECUTION AND DELIVERY OF THE SUPPLEMENTAL INDENTURE. In accordance with the Offer to Purchase, all properly completed and executed Letters of Transmittal consenting to the Proposed Amendments and the execution and delivery of the Supplemental Indenture that are received by the Depositary prior to the Early Participation Payment Date will be counted as Consents with respect to the Proposed Amendments, unless the Depositary receives, on or prior to the Withdrawal Deadline, a written notice of revocation of such Consent as described in the Offer to Purchase. Notice of revocation of Consent, to be valid, must (a) contain the name of the person who delivered the Consent and the description of the Notes to which it relates, the certificate number or numbers of such Notes, unless such Notes were tendered by book-entry delivery, and the aggregate principal amount represented by such Notes, (b) be signed by the acting Holder thereof in the same manner as the original signature on this Letter of Transmittal, including the required signature guarantee(s), or be accompanied by evidence satisfactory to the Company and the Depositary that the Holder revoking the Consent has succeeded to beneficial ownership of the Notes, (c) if the Letter of Transmittal was executed by a person other than the registered Holder of the related Notes, be accompanied by a valid proxy signed by such registered Holder and authorizing the revocation of such Consent and (d) be received by the Depositary at its address set forth herein on or prior to the Withdrawal Deadline. A purported notice of revocation that lacks any of the required information or is dispatched to any other address will not be effective to revoke a Consent previously given. A Holder may not validly revoke a Consent unless such Holder validly withdraws such Holder's previously tendered Notes.

         THE VALID WITHDRAWAL OF A HOLDER'S NOTES WILL CONSTITUTE THE CONCURRENT VALID REVOCATION OF SUCH HOLDER'S CONSENT. AS A RESULT, A HOLDER WHO VALIDLY WITHDRAWS PREVIOUSLY TENDERED NOTES WILL NOT RECEIVE THE PURCHASE PRICE OR THE EARLY PARTICIPATION PAYMENT, IF ANY, WITH RESPECT TO THOSE NOTES. ANY WITHDRAWAL OF PREVIOUSLY TENDERED NOTES OTHERWISE THAN IN ACCORDANCE WITH THE PROVISIONS DESCRIBED ABOVE WILL NOT CONSTITUTE A VALID REVOCATION OF SUCH HOLDER'S CONSENT. ANY NOTES VALIDLY TENDERED AND CONSENTS VALIDLY DELIVERED ON OR PRIOR TO THE WITHDRAWAL DEADLINE MAY NOT BE WITHDRAWN OR REVOKED AFTER THE WITHDRAWAL DEADLINE.

         THE COMPANY INTENDS TO CAUSE THE EXECUTION AND DELIVERY OF THE SUPPLEMENTAL INDENTURE ON THE EARLIER OF THE EARLY PARTICIPATION PAYMENT DATE OR THE PAYMENT DATE, PROVIDED THAT THE REQUISITE CONSENTS HAVE THEN BEEN OBTAINED ON SUCH DATE. THE SUPPLEMENTAL INDENTURE WILL PROVIDE THAT THE APPLICABLE PROPOSED AMENDMENTS WILL BECOME EFFECTIVE, AND OPERATIVE ON THE PAYMENT DATE THEREOF. UPON ITS BECOMING EFFECTIVE, SUCH SUPPLEMENTAL INDENTURE WILL BE BINDING UPON EACH HOLDER OF NOTES WHETHER OR NOT SUCH HOLDER GIVES A CONSENT WITH RESPECT THERETO.

         3. PARTIAL TENDERS AND CONSENTS. Valid tenders of Notes pursuant to the Tender Offer, and the corresponding Consents thereto pursuant to the Consent Solicitation, will be accepted only in respect of principal amounts equal to $1,000 or integral multiples thereof. If less than the entire principal amount of any Notes evidenced by a submitted certificate is tendered, the tendering Holder must fill in the principal amount tendered in the column of the box entitled "Description of Notes Tendered" herein. The entire principal amount represented by the certificates for all Notes delivered to the Depositary will be deemed to have been tendered, and a related Consent in respect thereof given, unless otherwise indicated. If the entire principal amount of all Notes is not tendered or not accepted for purchase, Notes representing such untendered amount will be sent or, if tendered by book-entry transfer, returned by credit to the account at the Book-Entry Transfer Facility designated herein, to the acting Holder unless otherwise provided in the appropriate box on this Letter of Transmittal (see Instruction 5), promptly after the Notes are accepted for purchase.

         4. SIGNATURES ON THIS LETTER OF TRANSMITTAL AND CONSENT, BOND POWERS AND ENDORSEMENT; CONSENT PROXIES; GUARANTEE OF SIGNATURES. If this Letter of Transmittal is signed by the registered Holder(s) of the Notes tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever. If this Letter of Transmittal is signed by a participant in the Book-Entry Transfer Facility whose name is shown as the owner of the Notes tendered hereby, the signature must correspond with the name shown on the security position listing as the owner of the Notes.

         If any of the Notes tendered hereby are registered in the name of two or more Holders, all such Holders must sign this Letter of Transmittal. If any tendered Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal and any necessary accompanying documents as there are different names in which certificates are held.

         If this Letter of Transmittal is signed by the acting Holder, and the certificates for any principal amount of Notes not tendered or not accepted for purchase are to be issued, or if any principal amount of Notes that is not tendered or not accepted for purchase is to be reissued or returned, to or, if tendered by book-entry transfer, credited to the account at the Book-Entry Transfer Facility of the acting Holder, and checks for payments of the Purchase Price To be made in connection with the Tender Offer are to be issued to the order of the acting Holder, then the acting Holder need not endorse any certificates for tendered Notes, nor provide a separate bond power. In any other case, the acting Holder must either properly endorse the certificates for Notes tendered or transmit a separate properly completed bond power with this Letter of Transmittal, in either case, executed exactly as the name(s) of the registered Holder(s) appear(s) on such Notes, and, with respect to a participant in a Book-Entry Transfer Facility whose name appears on a security position listing as the owner of the Notes, exactly as the name(s) of the participant(s) appear(s) on such security position listing, with the signature on the endorsement or bond power guaranteed by an Eligible Institution, unless such certificates or bond powers are executed by an Eligible Institution.

         If this Letter of Transmittal or any certificates for Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to of their authority so to act must be submitted with this Letter of Transmittal.

         Endorsements on certificates for Notes, signatures on bond powers and Consents provided in accordance with this Instruction 4 by registered Holders not executing this Letter of Transmittal must be guaranteed by an Eligible Institution.

         No signature guarantee is required if (a) this Letter of Transmittal is signed by the registered Holder(s) of the Notes tendered herewith, or by a participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of the Notes, and the payment of the Purchase Price and the Early Participation Payment, if any, is to be made, or any Notes for principal amounts not tendered or not accepted for purchase are to be issued, directly to such Holder(s), or, if signed by a participant in the Book-Entry Transfer Facility, any Notes for principal amounts not tendered or not accepted for purchase are to be credited to such participant's account at such Book-Entry Transfer Facility, and neither the "Special Payment Instructions" box nor the "Special Delivery Instructions" box of this Letter of Transmittal has been completed or (b) such Notes are tendered and Consents delivered for the account of an Eligible Institution. In all other cases, all signatures on Consents and Letters of Transmittal and endorsements on certificates, signatures on bond powers and Consent proxies, if any, accompanying Notes must be guaranteed by an Eligible Institution.

         5. SPECIAL PAYMENT AND SPECIAL DELIVERY INSTRUCTIONS. Tendering Holders should indicate in the applicable box or boxes the name and address to which Notes for principal amounts not tendered or not accepted for purchase or checks for payment of the Purchase Price and the Early Participation Payment, if any, to be made in connection with the Tender Offer are to be issued or sent, if different from the name and address of the registered Holder signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification number or social security number (collectively, the "TIN") of the person named must also be indicated. If no instructions are given, Notes not tendered or not accepted for purchase will be returned to the registered Holder of the Notes tendered.

         6. TIN AND BACKUP WITHHOLDING. Federal income tax law generally requires that a tendering Holder whose tendered Notes are accepted for purchase must provide the Depositary (as payor) with such Holder's correct TIN, which, in the case of a Holder who is an individual, is generally such Holder's social security number, or otherwise establish an exemption. If the Depositary is not provided with the correct TIN or an adequate basis for an exemption, such Holder may be subject to a $50 penalty imposed by the Internal Revenue Service (the "IRS") and backup withholding in an amount equal to 28% of the amount of the gross proceeds received pursuant to the Offer to Purchase. If withholding results in an overpayment of taxes, a refund or credit may be obtained, provided that the required information is timely furnished to the IRS.

         To prevent backup withholding, each tendering Holder must provide such Holder's correct TIN by completing the IRS Form W-9 set forth herein, certifying that the TIN provided is correct (or that such Holder is awaiting a TIN) and that (a) the Holder is exempt from backup withholding, (b) the Holder has not been notified by the IRS that such Holder is subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified the Holder that such Holder is no longer subject to backup withholding. Such Holder must also certify that such Holder is a "U.S. person" as defined under the Internal Revenue Code and applicable Treasury Regulations.

         If a Holder that is a U.S. person does not have a TIN, such Holder should consult the enclosed Instructions to IRS Form W-9 for directions on applying for a TIN, write "Applied For" in the space for the TIN in Part I of the IRS Form W-9, and sign and date the IRS Form W-9. If the Holder does not provide such Holder's TIN to the Depositary within 60 days, backup withholding will begin and continue until such Holder furnishes such Holder's

TIN to the Depositary. NOTE: WRITING "APPLIED FOR" ON THE FORM MEANS THAT THE HOLDER HAS ALREADY APPLIED FOR A TIN OR THAT SUCH HOLDER INTENDS TO APPLY FOR ONE IN THE NEAR FUTURE.

         If the Notes are held in more than one name or are not in the name of the actual owner, consult the Instructions to IRS Form W-9 for information on which TIN to report.

         Exempt Holders (including among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. To prevent possible erroneous backup withholding, an exempt Holder that is a U.S. person should check the box titled "Exempt from backup withholding" after the name and address lines of Form W-9. See the Instructions to IRS Form W-9 for additional directions. In order for a nonresident alien individual or foreign entity to qualify as exempt, such person must submit a completed applicable IRS Form W-8BEN, W-8ECI, W-8EXP or W-8IMY, "Certificate of Foreign Status," as the case may be, signed under penalties of perjury attesting to such exempt status. Such form may be obtained from the Depositary or the IRS at its website: www.irs.gov.

         7. TRANSFER TAXES. The Company will pay all transfer taxes applicable to the purchase and transfer of Notes pursuant to the Tender Offer, except if the payment of the Purchase Price or the Early Participation Payment is being made to, or if certificates representing Notes for principal amounts not tendered or not accepted for payment that are registered or issued in the name of, any person other than the registered Holder of Notes tendered thereby or if tendered certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any transfer taxes (whether imposed on the registered Holder(s) or such other person(s)) payable on account of the transfer to such person will be deducted from the Purchase Price or the Early Participation Payment, as the case may be, unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

         Except as provided in this Instruction 7, it will not be necessary for transfer tax stamps to be affixed to the certificates listed in this Letter of Transmittal.

         8. IRREGULARITIES. All questions as to the form of all documents and the validity, including time of receipt, and acceptance of tenders and withdrawals of Notes and deliveries and revocations of Consents will be determined by the Company, in its sole discretion, which determination shall be final and binding. Alternative, conditional or contingent tenders or Consents will not be considered valid. The Company reserves the absolute right to reject any or all tenders and Consents in respect of Notes that are not in proper form or the acceptance of which would, in the Company's opinion, be unlawful. The Company also reserves the right to waive any defects, irregularities or conditions of tender as to particular Notes or of delivery as to particular Consents. The Company's interpretations of the terms and conditions of the Tender Offer and the Consent Solicitation, including the instructions in this Letter of Transmittal, will be final and binding. Any defect or irregularity in connection with tenders of Notes or deliveries of Consents must be cured within such time as the Company determines, unless waived by the Company. Tenders of Notes shall not be deemed to have been made until all defects or irregularities have been waived by the Company or cured. All tendering Holders, by execution of this Letter of Transmittal or a facsimile hereof, waive any right to receive notice of the acceptance of their Notes for purchase or of the effectiveness of the Proposed Amendments. None of the Company, the Depositary, the Dealer Manager, the Information Agent, the Solicitation Agent or any other person will be under any duty to give notice of any defects or irregularities in tenders of Notes or deliveries of Consents, or will incur any liability to Holders for failure to give any such notice.

         9. WAIVER OF CONDITIONS. The Company expressly reserves the absolute right, in its sole discretion, to amend or waive any of the conditions to the Tender Offer or the Consent Solicitation in the case of any Notes tendered or Consents delivered, in whole or in part, at any time and from time to time. The Company will give Holders notice of such amendments as may be required by law.

         10. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions relating to the procedure for tendering Notes and consenting to the Proposed Amendments and requests for assistance or additional copies of the Offer to Purchase and this Letter of Transmittal may be directed to the Dealer Manager or the Information Agent whose address and telephone numbers appear on the back cover of this Letter of Transmittal.

         11. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions relating to the procedure for tendering Notes and consenting to the Proposed Amendments and requests for assistance or additional copies of the Offer to Purchase and this Letter of Transmittal may be directed to the Dealer Manager or the Information Agent whose address and telephone numbers appear on the back cover of this Letter of Transmittal.


Form W-9
(Rev. January 2003)
                                                                                        Give form to the
Department of the Treasury                       Request for Taxpayer                   requester. Do not
Internal Revenue Service                Identification Number and Certification         send to the IRS.

                  Name
Print or type
See Specific      ________________________________________________________________________________________________________________
Instructions      Business name, if different from above
on Page 2.
                  ________________________________________________________________________________________________________________
                                                | |Individual/Sole                                 | |Exempt from backup
                  Check appropriate box:           proprietor        | |Corporation     | |Other      withholding
                  ________________________________________________________________________________________________________________
                  Address (number, street, and apt. or suite no.)                          Requester's name and address (Optional)

                  _____________________________________________________________
                  City, state, and ZIP code

                  ________________________________________________________________________________________________________________
                  List account number(s) here (optionl)

__________________________________________________________________________________________________________________________________
Part I            Taxpayer Identification Number (TIN)
__________________________________________________________________________________________________________________________________

Enter your TIN in the appropriate box. For individuals, this is your social          Social security number
security number (SSN). HOWEVER, FOR A RESIDENT ALIEN, SOLE PROPRIETOR, OR            | | | | | | | |
DISREGARDED ENTITY, SEE THE PART I INSTRUCTIONS ON page 3. For other entities,
it is your employer identification number (EIN). If you do not have a number,        Employer identification number
see HOW TO GET A TIN on page 3.                                                      | | | | | | | |

Note: IF the account is in more than one name, see the chart on page 4 for guidelines on whose to enter.

__________________________________________________________________________________________________________________________________
Part II           Certification
__________________________________________________________________________________________________________________________________

Under penalties of perjury, I certify that:

1.   The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me),
     AND

2.   I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the
     Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, AND

3.   I am a U.S. person (including a U.S. resident alien).

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have tailed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the Certification, but you must provide your correct TIN. (See the instructions on page 4.)

__________________________________________________________________________________________________________________________________
Sign              Signature of
Here              U.S. person                                                   Date
__________________________________________________________________________________________________________________________________

Purpose of Form                                                        NONRESIDENT ALIEN WHO BECOMES A RESIDENT ALIEN. Generally,
                                                                       only a nonresident alien individual may use the terms of a
A person who is required to file an information return with            tax treaty to reduce or eliminate U.S. tax on certain types
the IRS, must obtain your correct taxpayer identification              of income. However, most tax treaties contain a provision
number (TIN) to report, for example, income paid to you,               known as a "saving clause." Exceptions specified in the
real estate transactions, mortgage interest you paid,                  saving clause may permit an exemption from tax to continue
acquisition or abandonment of secured property. cancellation           for certain types of income even after the recipient has
of debt, or contributions you made to an IRA.                          otherwise become a U.S. resident alien for tax purposes.

U.S. person. Use Form W-9 only if you are a U.S. person                If you are a U.S. resident alien who is relying on an
(including a resident alien), to provide your correct TIN to           exception contained in the saving clause of a tax treaty to
the person requesting it (the requester) arid, when                    claim an exemption from U.S. tax on certain types of income,
applicable, to:                                                        you must attach a statement that specifies the following
                                                                       five items:
1. Certify that the TIN you are giving is correct (or you
are waiting for a number to be issued),                                1. The treaty country. Generally, this must be the same
2. Certify that you are not subject to backup withholding,             treaty under which you claimed exemption from tax as a
or                                                                     nonresident alien.
3. Claim exemption from backup withholding if you are a U.S.           2. The treaty article addressing the income.
exempt payee.                                                          3. The article number (or location) in the tax treaty that
   NOTE: If a requester gives you a form other than Form W-9           contains the saving clause and its exceptions
to request your TIN, you must use the requester's form if it           4 The type and amount of income that qualifies for the
is substantially similar to this Form W-9.                             exemption from tax.
FOREIGN PERSON. If you are a foreign person, use the                   5. Sufficient facts to justify the exemption from tax under
appropriate Form W-8 (see PUB. 515, Withholding of Tax on              the terms of the treaty article.
Nonresident Aliens and Foreign Entities).
__________________________________________________________________________________________________________________________________
                                                       Cat. No. 10231X                                       Form W-9 (Rev. 1-2003)

__________________________________________________________________________________________________________________________________
Form W-9 (Rev. 1-2003)                                                                                                       Page 2
                                                                        SPECIFIC INSTRUCTIONS
EXAMPLE. Article 20 of the U.S.-China income tax treaty
allows an exemption from tax for scholarship income received
by a Chinese student temporarily present in the United                  NAME
States. Under U.S. law, this student will become a resident
alien for tax purposes if his or her stay in the United                 If you are an individual, you must generally enter the name
States exceeds 5 calendar years. However, paragraph 2 of the            shown on your social security card. However, if you have
first Protocol to the U.S-China treaty (dated April 30,                 changed your last name, for Instance, due to marriage
1984) allows the provisions of Article 20 to continue to                without informing the Social Security Administration of the
apply even after the Chinese student becomes a resident                 name change, enter your first name, the last name shown on
alien of the United States. A Chinese student who qualifies             your social security card, and your new last name.
for this exception (under paragraph 2 of the first protocol)               If the account is in joint names, list first, and then
and is relying on this exception to claim an exemption from             circle, the name of the person or entity whose number you
tax on his or her scholarship or fellowship income would                entered in Part I of the form.
attach to Form W-9 a statement that includes the information
described above to support that exemption.                              SOLE PROPRIETOR. Enter your individual name as shown on your
   If you are a NONRESIDENT ALIEN OR A FOREIGN ENTITY not               social security card on the "Name" line. You may enter your
subject to backup withholding, give the requester the                   business, trade, or "doing business as (DBA)" name on the
appropriate completed Form W8.                                          "Business name" line.
                                                                        LIMITED LIABILITY COMPANY (LLC). If you are a single-member
WHAT IS BACKUP WITHHOLDING? Persons making certain payments             LLC (including a foreign LLC with a domestic owner) that is
to you must under certain conditions withhold and pay to the            disregarded as an entity separate from its owner under
IRS 30% of such payments (29% AFTER December 31, 2003; 28%              Treasury regulations section 301.7701 -3, ENTER THE OWNER'S
after December 31, 2005). This is called "backup                        NAME ON THE "NAME" LINE. Enter the LLC's name on the
withholding." Payments that may be subject to backup                    "Business name" line.
withholding include interest, dividends, broker and barter
exchange transactions, rents, royalties, nonemployee pay,               OTHER ENTITIES. Enter your business name as shown on
and certain payments from fishing boat operators. Real                  required Federal tax documents on the "Name" line. This name
estate transactions are not subject to backup withholding.              should match the name shown on the charter or other legal
                                                                        document creating the entity. You may enter any business,
   You will NOT be subject to backup withholding on payments            trade, or DBA name on the "Business name line.
you receive if you give the requester your correct TIN, make
the proper certifications, and report all your taxable                  NOTE: You are requested to check the appropriate box for
interest and dividends on your tax return.                              your status (individual/sole proprietor; corporation, etc.).

PAYMENTS YOU RECEIVE WILL BE SUBJECT TO BACKUP                          EXEMPT FROM BACKUP WITHHOLDING
WITHHOLDING IF:
                                                                        If you are exempt, enter your name as described above and
1. You do not furnish your TIN to the requester, or                     check the appropriate box for your status, then check the
2. You do not certify your TIN when required (see the Part              "Exempt from backup withholding" box in the line following
II instructions on page 4 for details), or                              the business name, sign and date the form.
3. The IRS tells the requester that you furnished an                       Generally, individuals (including sole proprietors) are
incorrect TIN, or                                                       not exempt from backup withholding. Corporations are exempt
4. The IRS tells you that you are subject to backup                     from backup withholding for certain payments, such as
withholding because you did not report all your interest and            interest and dividends.
dividends on your tax return (for reportable interest and               NOTE: If you are exempt from backup withholding. you should
dividends only), or                                                     still complete this form to avoid possible erroneous backup
5. You do not certify to the requester that you are not                 withholding.
subject to backup withholding under 4 above (for reportable             EXEMPT PAYEES. Backup withholding is NOT REQUIRED on any
interest and dividend accounts opened after 1983 only).                 payments made to the following payees:
                                                                        1. An organization exempt from tax under section 501(a), any
   Certain payees and payments are exempt from backup                   IRA, or a custodial account under section 403(b)(7) if the
withholding. See the instructions below and the separate                account satisfies the requirements of section 401(0(2):
INSTRUCTIONS FOR THE REQUESTER OF FORM W-9.                             2. The United States or any of its agencies or
                                                                        instrumentalities;
Penalties
                                                                        3. A state, the District of Columbia, a possession of the
FAILURE TO FURNISH TIN. IF you fail to furnish your correct             United States, or any of their political subdivisions or
TIN to a requester, you are subject to a penalty of $50 for             instrumentalities;
each such failure unless your failure is due to reasonable              4. A foreign government or any of its political subdivisions
cause and not to willful neglect.                                       agencies. or instrumentalities; or
CIVIL PENALTY FOR RAISE INFORMATION WITH RESPECT TO                     5. An international organization or any of its agencies or
WITHHOLDING. If you make a false statement with no                      instrumentalities.
reasonable basis that results in no backup withholding, you
are subject to a $500 penalty.                                             Other payees that MAY BE EXEMPT from backup withholding
CRIMINAL PENALTY FOR FALSIFYING INFORMATION. Willfully                  include:
falsifying certifications or affirmations may subject you to            6. A corporation;
criminal penalties including fines and/or imprisonment.                 7. A foreign central bank of issue;
MISUSE OF TINS. If the requester discloses or uses TINs in              8. A dealer in securities or commodities required to
violation of Federal law, the requester may be subject to               register in the United States, the District of Columbia, or
civil and criminal penalties.                                           a possession of the United States;

                                       ii

Form W-9 (Rev. 1-2003)                                                                                                       Page 3
__________________________________________________________________________________________________________________________________

                                                                        PART I. TAXPAYER IDENTIFICATION
9. A futures commission merchant registered with the                    NUMBER (TIN)
Commodity Futures Trading Commission;
10. A real estate investment trust;                                     ENTER YOUR TIN IN THE APPROPRIATE BOX. If you are a RESIDENT
11. An entity registered at all times during the tax year               ALIEN and you do not have and are not eligible to get an
under the Investment Company Act of 1940:                               SSN, your TIN is your IRS individual taxpayer identification
12. A common trust fund operated by a bank under section                number (ITIN). Enter it in the social security number box.
584(a);                                                                 If you do not have an ITIN, see HOW TO GET A TIN below.
13. A financial institution;                                               If you are a SOLE PROPRIETOR and you have an EIN, you may
14. A middleman known in the investment community as a                  enter either your SSN or EIN. However, the IRS prefers that
nominee or custodian; or                                                you use your SSN.
15. A trust exempt from tax under section 664 or described              If you are a single-owner LLC that is disregarded as an
in section 4947. The chart below shows types of payments                entity separate from its owner (see LIMITED LIABILITY
that may be exempt from backup withholding. The chart                   COMPANY (LLC) on page 2), enter your SSN (or EIN, if you
applies to the exempt recipients listed above, 1 through 15.            have one). If he LLC is a corporation, partnership, etc.,
_____________________________________________________________           enter the entity's EIN
If the payment is for...     THEN the payment is exempt                 NOTE:   See  the   chart   on  page  4  for   further
                             for...                                     clarification of name and TIN combinations.
_____________________________________________________________           HOW TO GET A TIN. If you do not have a TIN, apply for one
Interest and dividend        All exempt recipients except               immediately. To apply for an SSN, get Form SS-5, Application
                             for 9                                      for a Social Security Card, from your local Social Security
_____________________________________________________________           Administration office or get this form on-line at
Broker transactions          Exempt recipients 1 through                www.ssa.gov/online/ss5.html. You may also get this form by
                             13. Also, a person registered              calling 1-800-772-1213. Use Form W-7, Application for IRS
                             under the Investment Advisers              Individual Taxpayer identification Number, to apply for an
                             Act of 1940 who regularly acts             ITIN, or Form SS-4, Application for Employer identification
                             as a broker                                Number, to apply for an EIN. You can get Forms W-7 and SS-4
_____________________________________________________________           from the IRS by calling 1-800-TAX-FORM (1-800-829-3676) or
Barter exchange              Exempt recipients 1 through 5              from the IRS Web Site at www.irs.gov.
transactions and                                                           If you are asked to complete Form W-9 but do not have a
patronage dividends                                                     TIN, write "Applied For" in the space for the TIN, sign and
_____________________________________________________________           date the form, and give it to the requester. For interest
Payments over $600           Generally, exempt recipients               and dividend payments, and certain payments made with
required to be reported      1 through 7(2)                             respect to readily tradable instruments, generally you will
and direct sales over                                                   have 60 days to get a TIN and give it to the requester
$5,000(1)                                                               before you are subject to backup withholding on payments.
_____________________________________________________________           The 60-day rule does not apply to other types of payments.
(1) See FORM 1099-MISC, Miscellaneous Income, and its                   You will be subject to backup withholding on all such
instructions.                                                           payments until you provide your TIN to the requester.
(2) However, the following payments made to a corporation               NOTE:  Writing  "applied  For"  means  that  you have
(including gross proceeds paid to an attorney under section             already applied  for a TIN OR that you  intend  to apply
6045(Q, even if the attorney is a corporation) and                      for one soon.
reportable on Form 1099-MISC ARE NOT EXEMPT from backup
withholding: medical and health care payments, attorneys'               CAUTION: A disregarded domestic entity that has a foreign
fees; and payments for services paid by a Federal executive             owner must use the appropriate Form W-8.
agency.

                                      iii



Form W-9 (Rev. 1-2003)                                                                                                       Page 4
__________________________________________________________________________________________________________________________________

Part II. Certification                                                  What Name and Number To Give The
                                                                        Requester
                                                                        __________________________________________________________
                                                                        For this type of account           Give name and SSN of:
To establish to the withholding agent that you are a U.S.               __________________________________________________________
person, or resident alien, sign Form W-9. You may be                    1. Individual                      The individual
requested to sign by the withholding agent even if items 1,
3, and 5 below indicate otherwise.                                      2. Two or more individuals         The actual owner of the
                                                                        (joint account)                    account or, if combined
                                                                                                           funds, the first
                                                                                                           individual on the
                                                                                                           account(1)
                                                                        3. Custodian account of a          The minor(2)
   For a joint account, only the person whose TIN is shown              minor (Uniform Gift to Minors
in Part I should Sign (when required). Exempt recipients,               Act)
see EXEMPT FROM BACKUP WITHHOLDING on page 2.                           4. a. The usual revocable          The grantor-trustee(1)
                                                                           savings  trust  (grantor
SIGNATURE REQUIREMENTS. Complete the certification as                      is also trustee)
indicated in 1 through 5 below.                                            b. So-called trust account      The actual owner(1)
                                                                              that is not a  legal  or
   1. INTEREST, DIVIDEND, AND BARTER EXCHANGE ACCOUNTS                        valid trust under state
OPENED BEFORE 1984 AND BROKER ACCOUNTS CONSIDERED ACTIVE                      law
DURING 1983. You must give your correct TIN, but you do not             5. Sole proprietorship or          The owner(3)
have to sign the certification.                                            single-owner LLC
   2. INTEREST, DIVIDEND, BROKER, AND BARTER EXCHANGE                   __________________________________________________________
ACCOUNTS OPENED AFTER 1983 AND BROKER ACCOUNTS CONSIDERED               For this type of account           Give name and EIN of:
INACTIVE DURING 1983. You must sign the certification or                __________________________________________________________
backup withholding will apply. If you are subject to backup             6. Sole proprietorship or          The owner(3)
withholding and you are merely providing your correct TIN to               single-owner LLC
the requester, you must cross out item 2 in the                         7. A valid trust, estate, or       Legal entity(4)
certification before signing the form.                                     pension trust
   3. REAL ESTATE TRANSACTIONS. You must sign the                       8. Corporate or LLC electing       The corporation
certification. You may cross out item 2 of the                             corporate status on Form
certification.                                                             8832
   4. OTHER PAYMENTS. You must give your correct TIN, but               9. Association, club,              The organization
you do not have to sign the certification unless you have                  religious, charitable,
been notified that you have previously given an incorrect                  educational, or other
TIN. "Other payments" include payments made in the course                  tax-exempt organization
of the requester's trade or business for rents, royalties,              10. Partnership or multi-member    The partnership
goods (other than bills for merchandise), medical and health                LLC
care services (including payments to corporations). payments            11. A broker or registered         The broker or nominee
to a nonemployee for services, payments to certain fishing                  nominee
boat crew members and fishermen, and gross proceeds paid to             12. Account with the Department    The public entity
attorneys (including payments to corporations).                             of Agriculture in the name
   5. MORTGAGE INTEREST PAID BY YOU, ACQUISITION OR                         of a public entity (such
ABANDONMENT OF SECURED PROPERTY, CANCELLATION OF DEBT,                      as a state or local
QUALIFIED TUITION PROGRAM PAYMENTS (UNDER SECTION 529), IRA                 government, school district,
OR ARCHER MSA CONTRIBUTIONS OR DISTRIBUTIONS, AND PENSION                   or prison) that receives
DISTRIBUTIONS. You must give your correct TIN, but you do                   agricultural program payments
not have to sign the certification.
                                                                        __________________________________________________________
                                                                        (1) List first and circle the name of the person whose
                                                                        number you furnish. If only one person on a joint account
                                                                        has an SSN, that person's number must be furnished.
                                                                        (2) Circle the minor's name and furnish the minor's SSN.
                                                                        (3) YOU MUST SHOW YOUR INDIVIDUAL NAME, but you may also
                                                                        enter your business or "DBA' name. You may use either your
                                                                        SSN or EIN (if you have one).
                                                                        (4) List first and circle the name of the legal trust,
                                                                        estate, or pension trust. (Do not furnish the TIN of the
                                                                        personal representative or trustee unless the legal entity itself is not designated in the account title.)
                                                                        NOTE: If no name is circled when more than one name
                                                                        is listed, the number will be considered to be that
                                                                        of the first name listed.
___________________________________________________________________________________________________________________________________
PRIVACY ACT NOTICE

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA or Archer MSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the
Department of Justice for civil and criminal litigation, and to cities, states, and the District of Columbia to carry out their tax laws. We may also disclose this information to other countries under a tax treaty, or to Federal and state agencies to enforce
Federal nontax criminal laws and to combat terrorism.

You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 30% of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to a payer. Certain penalties may also apply.

      The Depositary for the Tender Offer and the Consent Solicitation is:

                     GLOBAL BONDHOLDER SERVICES CORPORATION
                                  By Facsimile:
                        (For Eligible Institutions Only):
                                 (212) 430-3775

                              Confirm by Telephone:
                                 (212) 430-3774

                       By Mail, Hand or Overnight Courier:
                             65 Broadway - Suite 704
                               New York, NY 10006

           Any questions or requests for assistance may be directed to Banc of America Securities LLC at the address and telephone number set forth below. Requests for additional copies of this Letter of Transmittal or the Offer to Purchase may be directed to the Information Agent. Requests for copies of the Indenture and the form of the Supplemental Indenture may also be directed to the Information Agent. Beneficial owners may also contact their Custodian for assistance concerning the Tender Offer and the Consent Solicitation.

   The Information Agent for the Tender Offer and the Consent Solicitation is:
                     GLOBAL BONDHOLDER SERVICES CORPORATION
                             65 Broadway - Suite 704
                               New York, NY 10006
                             Attn: Corporate Actions

                     Banks and Brokers call: (212) 430-3774
                            Toll free: (866) 873-6300


       The Dealer Manager and the Solicitation Agent for the Tender Offer
                        and the Consent Solicitation is:

                         BANC OF AMERICA SECURITIES LLC
                         214 N. Tryon Street, 17th Floor
                               Charlotte, NC 28255
                     Attention: High Yield Special Products
                         (888) 292-0070 (U.S. Toll Free)
                            (704) 388-4813 (Collect)